SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2003

TransDigm Inc. (Exact name of registrant as specified in its charter)	TransDigm Holding Company (Exact name of registrant as specified in its charter)

Delaware	333-71397	Delaware
(State or other Jurisdiction of incorporation or organization)	(Commission File Number	(State or other Jurisdiction of incorporation or organization)

34-1750032 (I.R.S. Employer Identification No.)	13-3733378 (I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio (Address of principal executive offices)	44143 (Zip Code)

(216) 289-4939

(Registrants’ telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued May 20, 2003

Item 9. Regulation FD Disclosure

On May 20, 2003, TransDigm Inc. issued a press release announcing its regular quarterly conference call. A copy of the press release is attached to this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ GREGORY RUFUS
Gregory Rufus Chief Financial Officer

Date: May 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ GREGORY RUFUS
Gregory Rufus Chief Financial Officer

Date: May 20, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued May 20, 2003